DELAWARE VIP TRUST

Registration No. 811-05162
FORM N-SAR
Semiannual Period Ended June 30, 2015

SUB-ITEM 77C: Submission of matters to a vote of security holders

At Joint Special Meetings of Shareholders of Delaware VIP? Trust (the ?Trust?), on behalf of Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Smid Cap Growth Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP U.S. Growth Series, and Delaware VIP Value Series (each, a ?Series?), held on March 31, 2015, the shareholders of the Trust/the Series voted to: (i) elect a Board of Trustees for the Trust; (ii) approve the implementation of a new ?manager of managers? order for each Series; (iii) to revise the fundamental investment restriction relating to lending for each Series; and (iv)(a) to revise provisions of the Trust?s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) to revise provisions of the Trust?s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) to revise provisions of the Trust?s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.
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The following proposals were submitted for a vote of the shareholders:
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1. To elect a Board of Trustees for the Trust.

A quorum of shares outstanding?of each Series of the Trust was present, and the votes passed with a plurality of these Shares.

Thomas L. Bennett

Shares Voted For 526,678,064.683
Percentage of Outstanding Shares 87.070%
Percentage of Shares Voted 95.993%

Shares Withheld 21,984,922.103
Percentage of Outstanding Shares 3.635%
Percentage of Shares Voted 4.007%

Ann D. Borowiec

Shares Voted For 526,264,974.988
Percentage of Outstanding Shares 87.002%
Percentage of Shares Voted 95.918%

Shares Withheld 22,398,011.798
Percentage of Outstanding Shares 3.703%
Percentage of Shares Voted 4.082%

Joseph W. Chow

Shares Voted For 526,415,411.906
Percentage of Outstanding Shares 87.027%
Percentage of Shares Voted 95.945%

Shares Withheld 22,247,574.880
Percentage of Outstanding Shares 3.678%
Percentage of Shares Voted 4.055%

Patrick P. Coyne

Shares Voted For 526,484,168.284
Percentage of Outstanding Shares 87.038%
Percentage of Shares Voted 95.958%

Shares Withheld 22,178,818.502
Percentage of Outstanding Shares 3.667%
Percentage of Shares Voted 4.042%

John A. Fry

Shares Voted For 526,252,958.816
Percentage of Outstanding Shares 87.000%
Percentage of Shares Voted 95.916%

Shares Withheld 22,410,027.970
Percentage of Outstanding Shares 3.705%
Percentage of Shares Voted 4.084%

Lucinda S. Landreth

Shares Voted For 526,602,085.810
Percentage of Outstanding Shares 87.058%
Percentage of Shares Voted 95.979%

Shares Withheld 22,060,900.976
Percentage of Outstanding Shares 3.647%
Percentage of Shares Voted 4.021%

Frances A. Sevilla-Sacasa

Shares Voted For 525,787,127.347
Percentage of Outstanding Shares 86.923%
Percentage of Shares Voted 95.831%

Shares Withheld 22,875,859.439
Percentage of Outstanding Shares 3.782%
Percentage of Shares Voted 4.169%

Thomas K. Whitford

Shares Voted For 527,047,577.123
Percentage of Outstanding Shares 87.132%
Percentage of Shares Voted 96.060%

Shares Withheld 21,615,409.663
Percentage of Outstanding Shares 3.573%
Percentage of Shares Voted 3.940%

Janet L. Yeomans

Shares Voted For 526,214,774.091
Percentage of Outstanding Shares 86.994%
Percentage of Shares Voted 95.909%

Shares Withheld 22,448,212.695
Percentage of Outstanding Shares 3.711%
Percentage of Shares Voted 4.091%

J. Richard Zecher

Shares Voted For 525,710,082.652
Percentage of Outstanding Shares 86.910%
Percentage of Shares Voted 95.817%

Shares Withheld 22,952,904.134
Percentage of Outstanding Shares 3.795%
Percentage of Shares Voted 4.183%

2.?
To approve the implementation of a new ?manager of managers? order.

A quorum of the shares outstanding of the Series was present, and the votes passed with the required majority of those shares.? The results were as follows:

Delaware VIP Diversified Income Series

Shares Voted For 179,533,687.260
Percentage of Outstanding Shares 84.017%
Percentage of Shares Voted 90.774%

Shares Voted Against 8,383,244.447
Percentage of Outstanding Shares 3.923%
Percentage of Shares Voted 4.239%

Shares Abstained 9,864,005.119
Percentage of Outstanding Shares 4.616%
Percentage of Shares Voted 4.987%
Broker Non-Votes 0.000

Delaware VIP Emerging Markets Series

Shares Voted For 21,664,190.259
Percentage of Outstanding Shares 78.496%
Percentage of Shares Voted 91.558%

Shares Voted Against 891,440.937
Percentage of Outstanding Shares 3.230%
Percentage of Shares Voted 3.767%

Shares Abstained 1,105,968.815
Percentage of Outstanding Shares 4.007%
Percentage of Shares Voted 4.674%
Broker Non-Votes 0.000

Delaware VIP High Yield Series

Shares Voted For 49,544,742.708
Percentage of Outstanding Shares 81.361%
Percentage of Shares Voted 90.107%

Shares Voted Against 2,934,638.577
Percentage of Outstanding Shares 4.819%
Percentage of Shares Voted 5.337%

Shares Abstained 2,504,911.809
Percentage of Outstanding Shares 4.114%
Percentage of Shares Voted 4.556%
Broker Non-Votes 0.000

Delaware VIP International Value Equity Series

Shares Voted For 4,486,133.331
Percentage of Outstanding Shares 84.064%
Percentage of Shares Voted 86.689%

Shares Voted Against 371,219.892
Percentage of Outstanding Shares 6.956%
Percentage of Shares Voted 7.173%

Shares Abstained 317,615.637
Percentage of Outstanding Shares 5.952%
Percentage of Shares Voted 6.138%
Broker Non-Votes 0.000

Delaware VIP International Value Equity Series

Shares Voted For 4,486,133.331
Percentage of Outstanding Shares 84.064%
Percentage of Shares Voted 86.689%

Shares Voted Against 371,219.892
Percentage of Outstanding Shares 6.956%
Percentage of Shares Voted 7.173%

Shares Abstained 317,615.637
Percentage of Outstanding Shares 5.952%
Percentage of Shares Voted 6.138%
Broker Non-Votes 0.000

Delaware VIP Limited-Term Diversified Income Series

Shares Voted For 132,127,100.461
Percentage of Outstanding Shares 88.414%
Percentage of Shares Voted 90.095%

Shares Voted Against 5,808,130.763
Percentage of Outstanding Shares 3.887%
Percentage of Shares Voted 3.960%

Shares Abstained 8,718,218.458
Percentage of Outstanding Shares 5.834%
Percentage of Shares Voted 5.945%
Broker Non-Votes 0.000

Delaware VIP REIT Series

Shares Voted For 26,815,788.663
Percentage of Outstanding Shares 80.781%
Percentage of Shares Voted 91.598%

Shares Voted Against 1,239,672.430
Percentage of Outstanding Shares 3.734%
Percentage of Shares Voted 4.234%

Shares Abstained 1,220,115.616
Percentage of Outstanding Shares 3.676%
Percentage of Shares Voted 4.168%
Broker Non-Votes 0.000

Delaware VIP Small Cap Value Series

Shares Voted For 20,167,531.570
Percentage of Outstanding Shares 73.957%
Percentage of Shares Voted 90.893%

Shares Voted Against 1,011,464.218
Percentage of Outstanding Shares 3.709%
Percentage of Shares Voted 4.559%

Shares Abstained 1,009,169.258
Percentage of Outstanding Shares 3.701%
Percentage of Shares Voted 4.548%
Broker Non-Votes 0.000

Delaware VIP Smid Cap Growth Series

Shares Voted For 15,836,485.164
Percentage of Outstanding Shares 80.371%
Percentage of Shares Voted 88.722%

Shares Voted Against 1,067,437.855
Percentage of Outstanding Shares 5.417%
Percentage of Shares Voted 5.980%

Shares Abstained 945,601.959
Percentage of Outstanding Shares 4.799%
Percentage of Shares Voted 5.298%
Broker Non-Votes 0.000

Delaware VIP U.S. Growth Series

Shares Voted For 25,576,018.399
Percentage of Outstanding Shares 66.205%
Percentage of Shares Voted 89.891%

Shares Voted Against 1,384,891.646
Percentage of Outstanding Shares 3.585%
Percentage of Shares Voted 4.867%

Shares Abstained 1,491,227.310
Percentage of Outstanding Shares 3.860%
Percentage of Shares Voted 5.241%
Broker Non-Votes 0.000

Delaware VIP Value Series

Shares Voted For 21,096,344.681
Percentage of Outstanding Shares 72.432%
Percentage of Shares Voted 93.172%

Shares Voted Against 635,957.509
Percentage of Outstanding Shares 2.183%
Percentage of Shares Voted 2.809%

Shares Abstained 910,032.032
Percentage of Outstanding Shares 3.124%
Percentage of Shares Voted 4.019%
Broker Non-Votes 0.001

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of the Series was present, and the votes passed with the required majority of those shares.? The results were as follows:

Delaware VIP Diversified Income Series

Shares Voted For 176,844,463.582
Percentage of Outstanding Shares 82.758%
Percentage of Shares Voted 89.414%

Shares Voted Against 9,890,294.147
Percentage of Outstanding Shares 4.628%
Percentage of Shares Voted 5.001%

Shares Abstained 11,046,179.097
Percentage of Outstanding Shares 5.169%
Percentage of Shares Voted 5.585%
Broker Non-Votes 0.000

Delaware VIP Emerging Markets Series

Shares Voted For 21,155,701.765
Percentage of Outstanding Shares 76.654%
Percentage of Shares Voted 89.409%

Shares Voted Against 1,148,187.741
Percentage of Outstanding Shares 4.160%
Percentage of Shares Voted 4.853%

Shares Abstained 1,357,710.506
Percentage of Outstanding Shares 4.919%
Percentage of Shares Voted 5.738%
Broker Non-Votes 0.000

Delaware VIP High Yield Series

Shares Voted For 48,169,080.642
Percentage of Outstanding Shares 79.102%
Percentage of Shares Voted 87.605%

Shares Voted Against 3,819,285.510
Percentage of Outstanding Shares 6.272%
Percentage of Shares Voted 6.946%

Shares Abstained 2,995,926.942
Percentage of Outstanding Shares 4.920%
Percentage of Shares Voted 5.449%
Broker Non-Votes 0.000

Delaware VIP International Value Equity Series

Shares Voted For 4,441,418.869
Percentage of Outstanding Shares 83.226%
Percentage of Shares Voted 85.825%

Shares Voted Against 450,645.832
Percentage of Outstanding Shares 8.445%
Percentage of Shares Voted 8.708%

Shares Abstained 282,904.158
Percentage of Outstanding Shares 5.301%
Percentage of Shares Voted 5.467%
Broker Non-Votes 0.000

Delaware VIP Limited-Term Diversified Income Series

Shares Voted For 129,567,125.428
Percentage of Outstanding Shares 86.701%
Percentage of Shares Voted 88.349%

Shares Voted Against 7,071,982.835
Percentage of Outstanding Shares 4.732%
Percentage of Shares Voted 4.822%

Shares Abstained 10,014,341.420
Percentage of Outstanding Shares 6.701%
Percentage of Shares Voted 6.829%
Broker Non-Votes 0.000

Delaware VIP REIT Series

Shares Voted For 26,161,089.640
Percentage of Outstanding Shares 78.808%
Percentage of Shares Voted 89.361%

Shares Voted Against 1,638,902.001
Percentage of Outstanding Shares 4.937%
Percentage of Shares Voted 5.598%

Shares Abstained 1,475,585.067
Percentage of Outstanding Shares 4.445%
Percentage of Shares Voted 5.040%
Broker Non-Votes 0.000

Delaware VIP Small Cap Value Series

Shares Voted For 20,054,612.491
Percentage of Outstanding Shares 73.543%
Percentage of Shares Voted 90.384%

Shares Voted Against 1,106,997.851
Percentage of Outstanding Shares 4.060%
Percentage of Shares Voted 4.989%

Shares Abstained 1,026,554.705
Percentage of Outstanding Shares 3.765%
Percentage of Shares Voted 4.627%
Broker Non-Votes 0.001

Delaware VIP Smid Cap Growth Series

Shares Voted For 15,162,100.040
Percentage of Outstanding Shares 76.948%
Percentage of Shares Voted 84.944%

Shares Voted Against 1,491,769.928
Percentage of Outstanding Shares 7.571%
Percentage of Shares Voted 8.357%

Shares Abstained 1,195,655.010
Percentage of Outstanding Shares 6.068%
Percentage of Shares Voted 6.699%
Broker Non-Votes 0.000

Delaware VIP U.S. Growth Series

Shares Voted For 25,178,954.037
Percentage of Outstanding Shares 65.177%
Percentage of Shares Voted 88.496%

Shares Voted Against 1,596,431.587
Percentage of Outstanding Shares 4.132%
Percentage of Shares Voted 5.611%

Shares Abstained 1,676,751.732
Percentage of Outstanding Shares 4.340%
Percentage of Shares Voted 5.893%
Broker Non-Votes 0.000

Delaware VIP Value Series

Shares Voted For 20,406,314.522
Percentage of Outstanding Shares 70.063%
Percentage of Shares Voted 90.125%

Shares Voted Against 1,108,793.968
Percentage of Outstanding Shares 3.807%
Percentage of Shares Voted 4.897%

Shares Abstained 1,127,225.732
Percentage of Outstanding Shares 3.870%
Percentage of Shares Voted 4.978%
Broker Non-Votes 0.000

4.(a) To revise provisions of the Trust?s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares.? The results were as follows:

Delaware VIP Trust

Shares Voted For 497,844,902.446
Percentage of Outstanding Shares 82.304%
Percentage of Shares Voted 90.738%

Shares Voted Against 19,207,063.218
Percentage of Outstanding Shares 3.175%
Percentage of Shares Voted 3.501%

Shares Abstained 31,611,021.120
Percentage of Outstanding Shares 5.226%
Percentage of Shares Voted 5.761%
Broker Non-Votes 0.002

4.(b) To revise provisions of the Trust?s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares.? The results were as follows:

Delaware VIP Trust

Shares Voted For 493,083,609.898
Percentage of Outstanding Shares 81.517%
Percentage of Shares Voted 89.870%

Shares Voted Against 24,097,482.106
Percentage of Outstanding Shares 3.984%
Percentage of Shares Voted 4.392%

Shares Abstained 31,481,894.780
Percentage of Outstanding Shares 5.205%
Percentage of Shares Voted 5.738%
Broker Non-Votes 0.002

4.(c) To revise provisions of the Trust?s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of the Trust was present, and the votes passed with a majority of those shares.? The results were as follows:

Delaware VIP Trust

Shares Voted For 503,119,718.443
Percentage of Outstanding Shares 83.176%
Percentage of Shares Voted 91.699%

Shares Voted Against 16,786,089.541
Percentage of Outstanding Shares 2.775%
Percentage of Shares Voted 3.059%

Shares Abstained 28,757,178.800
Percentage of Outstanding Shares 4.754%
Percentage of Shares Voted 5.241%
Broker Non-Votes 0.002

SUB-ITEM 77D: Policies with respect to security investments

On November 19, 2014, the Board of Trustees of Delaware VIP Trust (the ?Registrant?) voted to eliminate the minimum credit quality restrictions related to Delaware VIP Limited-Term Diversified Income Series and Delaware VIP Diversified Income Series? (the ?Series?) investments in structured products. The changes to the Series? investment strategies are incorporated herein by reference to the supplement dated March 4, 2015 to the Registrant?s prospectus for the Portfolio dated April 30, 2015, as filed with the Securities and Exchange Commission (SEC Accession No. 0001582816-15-000064).

SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Two (2) transactions for the annual period ended June 30, 2015 effected pursuant to Rule 10f-3, attached as Exhibits.

SUB-ITEM 77Q1: Exhibits

Exhibit Reference

77.Q1(a) Certificate of Amendment to Agreement and Declaration of Trust of Delaware VIP Trust (May 21, 2015), attached as Exhibit.

77.Q1(a) Amended and Restated By-Laws of Delaware VIP Trust (April 1, 2015), attached as Exhibit.
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